FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First Amendment") is entered into as of May 12, 1994 by and between BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender"), and GOTTSCHALKS INC., a Delaware corporation ("Borrower"), with reference to the following facts:

                              RECITALS

     A. Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of March 30, 1994, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                              AGREEMENT

     NOW THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1. Use of Terms Defined in the Loan Agreement. All capitalized terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendment to the Loan Agreement.
          2.1 The definitions of "Inventory Turnover Rate" and "Payables Turnover Rate" set forth in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and the following definitions are substituted therefor:

          "Inventory Turnover Rate" - for the period of 12 consecutive
Fiscal Periods ending on any Computation Date: the sum of Inventory as of the last day of each such Fiscal Period; divided by 12; divided by the cost of Inventory sold over such 12 Fiscal Periods; and multiplied by the number of days in such 12 Fiscal Periods.

          "Payables Turnover Rate" - for the period of 12 consecutive Fiscal Periods ending on any Computation Date: the sum of accounts payable as of the last day of each such Fiscal Period; divided by 12; divided by the cost of goods sold over such 12 Fiscal Periods; and multiplied by the number of days in such 12 Fiscal Periods.

          2.2 Section 8.3 (I) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (I) Payables Turnover Rate - Maintain at all times a Payables Turnover Rate not exceeding fifty-five (55) days.

     3. Continuing Representations of Borrower. Borrower hereby represents and warrants to Lender that as of the date thereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and is continuing.

     4. Incorporation into the Loan Agreement. The terms and conditions of this First Amendment shall be incorporated by reference in the Loan Agreement as through set forth in full therein. In the event of any inconsistency between the provisions of this First Amendment and any other provision of the Loan Agreement, the terms and provisions of this First Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this First Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this First Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this First Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications, or understandings of the parties with respect to the subject matter thereof.

     5. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this First Amendment or the Loan Agreement.

     6. Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Loan and Security Agreement as of the day and year written above.

                              ("Lender")

                              BARCLAYS BUSINESS CREDIT, INC.


                              By:   s/ Melvin L. Robbins
                                   Melvin L. Robbins
                                   Senior Vice President



                              ("Borrower")

                              GOTTSCHALKS INC.


                              By:  s/ Alan A. Weinstein
                                   Alan A. Weinstein
                                   Senior Vice President and
                                   Chief Financial Officer


           SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
("Second Amendment") is entered into as of October 12, 1994 by and between BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender"), and GOTTSCHALKS INC., a Delaware corporation ("Borrower"), with reference to the following facts:

                              RECITALS

     A. Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of March 30, 1994, as amended by that certain First Amendment to Loan and Security Agreement, dated as of May 12, 1994, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement")

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                              AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1. Use of Terms Defined in the Loan Agreement. All capitalized terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendment to the Loan Agreement.

          2.1  The definition of "Times Interest Earned Ration" set forth in
Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

               Times Interest Earned Ration - at any date, means the ratio of (i) Borrower's earnings before interest and taxes for the preceding twelve
(12) Fiscal Periods, as determined in accordance with GAAP (provided, that with respect to the "extraordinary item expense" shown on Borrower's financial statement for July 1994, the $3,500,000 portion attributable to Borrower's settlement of its shareholder litigation shall be excluded from such calculation), to (ii) actual interest expense paid by Borrower during such period with respect to all Indebtedness.

          2.2 Section 8.3 (D) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               Minimum Earnings.

               (i) Achieve not less than the following cumulative Consolidated Adjusted Net Earnings from Operations for the corresponding periods set forth below as of the end of each such period:

               Fiscal Periods                Amount

               February 1994 through              <$3,000,000>
               April 1994

               May 1994 Through                   <$1,500,000>
               July 1994

               August 1994 through                <$2,000,000>
               October 1994

               November 1994 through              $3,000,000
               January 1995

               (ii) Maintain at all times not less than the following consolidated Adjusted Net Earnings from Operations for the corresponding periods set forth below:

               Fiscal Period       Amount

               March 1994          <$850,000>
               April 1994          <$850,000>
               May 1994            <$750,000>
               June 1994           <$750,000>
               July 1994           <$750,000>
               February 1995       <$1,500,000>

               Any Fiscal          <$1,500,000>
               Period thereafter

               (iii) Maintain at all times from and after August 1994, on a fiscal quarter-to-date basis, Consolidated Adjusted Net Earnings from Operations of not less than <$2,000,000>.

               (iv) Maintain at all times after January 28, 1995, for the prior twelve (12) Fiscal Periods, Consolidated Adjusted Net Earnings from Operations of not less than $2,600,000.

     3. Continuing Representation of Borrower. Borrower hereby represents and warrants to Lender that as of the date hereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and if continuing.

     4. Incorporation into the Loan Agreement. The terms and conditions of this Second Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Second Amendment and any other provision of the Loan Agreement, the terms and provisions of this Second Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Second Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Second Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Second Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications, or understandings of the parties with respect to the subject matter thereof.

     5. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Second Amendment or the Loan Agreement.

     6. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Loan and Security Agreement as of the day and year first written above.

                              ("Lender")
                              BARCLAYS BUSINESS CREDIT, INC.

                              By   s/ Melvin L. Robbins
                                   Senior Vice President

                              ("Borrower")
                              GOTTSCHALKS INC.

                              By   s/ Alan A. Weinstein
                              Senior Vice President and
                                   Chief Financial Officer

           THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Third Amendment") is entered into as of December 30, 1994 by and between BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender"), and GOTTSCHALKS INC., a Delaware corporation ("Borrower"), with reference to the following facts:

                              RECITALS

     A. Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of March 30, 1994, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of May 12, 1994, and (ii) that certain Second Amendment to Loan and Security Agreement, dated as of October 12, 1994, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein
(said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                              AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1.     Use of Terms Defined in the Loan Agreement.     All capitalized
terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.     Amendment to the Loan Agreement.     The definition of "Clean-Up
Period" set forth in Section 2.7 of the Loan Agreement is hereby amended to reflect that, with respect to the period commencing December 1, 1994 and ending January 31, 1995, the "Clean-Up Period" shall be any seven (7) consecutive calendar days during such period designated by Borrower as the "Clean-Up Period" therefor.

     3. Continuing Representations of Borrower. Borrower hereby represents and warrants to Lender that as of the date hereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and is continuing.

     4. Incorporation into the Loan Agreement. The terms and conditions of this Third Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Third Amendment and any other provision of the Loan Agreement, the terms and provisions of this Third Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Third Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Third Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Third Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings communications, or understandings of the parties with respect to the subject matter.

     5. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Third Amendment or the Loan Agreement.

     6. Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.


              ****************************************



     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Loan and Security Agreement as of the day and year first written above.

                              "Lender"

                              BARCLAYS BUSINESS CREDIT, INC.

                              By _s/Melvin L. Robbins______
                                   Melvin L. Robbins
                                   Senior Vice President

                              "Borrower"

                              GOTTSCHALKS INC.

                              By       s/Alan A. Weinstein

                                   Alan A. Weinstein
                                   Senior Vice President and
                                   Chief Financial Officer


           FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fourth Amendment") is entered into as of March 22, 1995 by and between Shawmut Capital Corporation, a Connecticut corporation ("Lender"), as successor-in-interest to Barclays Business Credit, Inc., a Connecticut corporation ("Barclays"), and Gottschalks Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

                              RECITALS

     A. Barclays and Borrower entered into that certain Loan and Security Agreement, dated as of March 30, 1994, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated as of May 12, 1994, (ii) that certain Second Amendment to Loan and Security Agreement, dated as of October 12, 1994, and (iii) that certain Third Amendment to Loan and Security Agreement, dated as of December 30, 1994, pursuant to which Barclays agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Barclays has assigned to Lender all of Barclays' right, title and interest in, to and under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).

     C. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                              AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1.   Use of Terms Defined in the Loan Agreement.   All capitalized
terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendments to the Loan Agreement.

          2.1 Section 8.3(D) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (D)  Minimum Earnings.

               (i)   Maintain at all times not less than the following
Consolidated        Adjusted Net Earnings from Operations for the
corresponding periods set          forth below:

               Fiscal Period            Amount

               March 1995                    <$1,500,000>

               Each Fiscal                   <$1,500,000>
               Period thereafter

               (ii)  Maintain all times, on a fiscal quarter-to-date basis,
not less       than the following Consolidated Adjusted Net Earnings from
Operations          during the corresponding fiscal quarters set forth below:

               Fiscal Quarter           Amount

               First fiscal quarter of       <$3,000,000>
               Fiscal Year ending
               January 1996

               Each fiscal quarter           <$2,000,000>
               thereafter

               (iii)  Maintain at all times after January 28, 1995, for the
prior          twelve (12) Fiscal Periods, Consolidated Adjusted Net
Earnings from       Operations of not less that $2,600,000.

          2.2 Section 8.3(E) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (E) Indebtedness Ratio. Maintain at all times a ratio of Indebtedness to Adjusted Tangible Net Worth of not more than 2.5 to 1.0.


          2.3 Section 8.3(H) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

               (H)  Inventory Turnover Rate.  Maintain at all times an
Inventory           Turnover Rate not exceeding one hundred seventy (170) days.

          2.4 Section 8.3(I) of the Loan Agreement is hereby deleted in its entirety and following is substituted therefor:

               (I)  Payables Turnover Rate.  Maintain at all times a
Payables       Turnover Rate not exceeding sixty (60) days.

     3. Continuing Representations of Borrower. Borrower hereby represents and warrants to Lender that as of the date hereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and not Default or Event of Default has occurred and is continuing.

     4. Incorporation into the Loan Agreement. The terms and conditions of this Fourth amendment shall be incorporated by reference int he Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Fourth Amendment and any other provision of the Loan Agreement, the terms and provisions of this Fourth Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Fourth Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Fourth Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Fourth Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications, or understandings of the parties with respect to the subject matter thereof.

     5. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Fourth Amendment or the Loan Agreement.

     6. Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Loan and Security Agreement as of the day and year first written above.

                              ("Lender")

                              SHAWMUT CAPITAL CORPORATION,           as
                              successor-in-interest to Barclays Business
                              Credit, Inc.

                              By__s/Melvin L. Robbins
                                   Melvin L. Robbins
                                   Senior Vice President


                              ("Borrower")

                              GOTTSCHALKS INC.

                              By     s/Alan A. Weinstein

                                   Alan A. Weinstein
                                   Senior Vice President and
                                   Chief Financial Officer


           FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fifth Amendment") is entered into as of March 31, 1995 by an between Shawmut Capital Corporation, a Connecticut corporation, as successor-in-interest to Barclays Business Credit, Inc. ("Lender"), and Gottschalks Inc., a Delaware corporation ("Borrower"), with reference to the following facts:

                              RECITALS

     A. Lender and Borrower entered into that certain Loan and Security Agreement, dated as of March 30, 1994, as amended by (i) that certain First Amendment to Loan and Security Agreement dated as of May 12, 1994, (ii) that certain Second Amendment to Loan and Security Agreement dated as of October 12, 1994, (iii) that certain Third Amendment to Loan and Secutiy Agreement dated as of December 30, 1994, and (iv) that certain Fourth Amendment to Loan and Security Agreement dated as of March 22, 1995, pursuant to which Lender agreed to provide certain financial accommodations to Borrower on the terms and conditions set forth therein (said Loan and Security Agreement, as from time to time in effect, together with all exhibits and schedules thereto, is hereinafter referred to as the "Loan Agreement").

     B. Lender and Borrower desire to amend certain aspects of their financing arrangements under the Loan Agreement.

                              AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, Lender and Borrower hereby agree as follows:

     1.   Use of Terms Defined in the Loan Agreement.   All capitalized
terms that are defined in the Loan Agreement and that are used without definition herein shall have the respective meanings given to them in the Loan Agreement.

     2.   Amendments to the Loan Agreement.

          2.1 The definition of "Borrowing Base" set forth in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

               Borrowing Base  - as at any date of determination thereof,
an             amount equal to:

               (i) the lesser of:  (A) the Maximum Commitment minus the
face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date; or (B) fifty percent (50%) of the value of Eligible Inventory at such date, calculated on a first-in, first-out basis (at the lower of cost
or
               market), minus the face amount of any LC Guaranty or Letter of Credit issued by Lender or any of its Affiliates outstanding at such date;

                                MINUS

               (ii) any amounts which Lender may pay pursuant to any of the Loan Documents for the account of Borrower which remain outstanding.

          2.2  A new definition of "Maximum Commitment" is added to Section
1.1 of the Loan Agreement as follows:

               Maximum Commitment - (a) at any time from January 1 through October 31 of each year, an amount equal to $50,000,000, and (b) at any time from November 1 through December 31 of each year, and amount equal to $60,000,000.

          2.3 The Preamble to Article 2 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

               2.  CREDIT FACILITY

               Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a total credit facility of up to SIXTY MILLION AND 00/100 DOLLARS ($60,000,000) available upon Borrower's request therefor, as follows:

          2.4 Section 2.7 of the Loan Agreement ("Clean-Up Period") is deleted in its entirety.

          2.5 The first sentence of Section 3.1(A) of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

          Interest shall accrue on the principal amount of the Revolving Loans outstanding at the end of each day at a fluctuating rate per annum equal to three percent (3%) above the LIBOR Rate; provided, that to the extent a portion of the principal amount of the Revolving Loans outstanding is funded by Wells through a participation with Lender, then interest shall accrue on such outstanding portion at a fluctuating rate per annum equal to two and one-half percent (2.5%) above the LIBOR Rate.

          2.6 Section 3.1(F) of the Loan Agreement is deleted in in its entirety and the following is substituted therefor:

               (F)  Unused Line Fee.  As additional consideration for
Lender's entering into the financing agreements and Lender's cost and risks of making funds available, Borrower shall pay to Lender for each month (or portion thereof) during which the financing agreements are in effect an Unused Line Fee in an amount equal to the product of (i) the amount, if any, by which (x) the Maximum Commitment exceeds (y) the actual amount of the Average Monthly Loan Balance for such month or such portion thereof; times (ii) three-eights of one percent (.375%); times (iii) that fraction, the numerator of which shall be the actual number of days in such month and the denominator of which shall be 360. The Unused Line Fee shall be payable in arrears on the first Business Day of each month and upon the termination of this Agreement.

          2.7 Clause (i) set forth in Section 8.2(L) of the Loan Agreement is amended to permit Borrower to open up to four (4) new stores in the Fiscal Year ending February 3, 1996.

     3. Conditions of Effectiveness. This Fifth Amendment shall not become effective until Lender receives a Participation Agreement between Lender and Wells Fargo Bank, N.A., in form and substance satisfactory to Lender.

     4. Continuing Representations of Borrower. Borrower hereby represents and warrants to lender that as of the date hereof all representations and warranties contained in the Loan Agreement are true, complete and correct, and no Default or Event of Default has occurred and is continuing.

     5. Incorporation into the Loan Agreement. The terms and conditions of this Fifth Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full therein. In the event of any inconsistency between the provisions of this Fifth Amendment and any other provision of the Loan Agreement, the terms and provisions of this Fifth Amendment shall govern and control. Except to the extent specifically amended or superseded by the terms of this Fifth Amendment, all of the provisions of the Loan Agreement shall remain in full force and effect to the extent in effect on the date hereof. Except to the extent, if any, specifically dealt with herein, this Fifth Amendment does not constitute an amendment or waiver by Lender of any provision of the Loan Agreement, or of any Default, Event of Default, or other default by Borrower thereunder. The Loan Agreement, as modified by this Fifth Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications, or understandings of the parties with respect to the subject matter thereof.

     6. Section Headings. The headings of the Sections hereof are for convenience only, are without substantive meaning, and shall not be used in interpreting any provision of this Fifth amendment or the Loan Agreement.

     7. Counterparts. This Fifth amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which shall be one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Loan and Security Agreement as of the day and year first written above.

                              ("Lender")

                              SHAWMUT CAPITAL CORPORATION

                              By _s/Melvin L. Robbins
                                   Melvin L. Robbins
                                   Senior Vice President


                              ("Borrower")

                              GOTTSCHALKS INC.

                              By     s/Alan A. Weinstien

                                   Alan A. Weinstein
                                   Senior Vice President and
                                   Chief Financial Officer